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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John H. Rademaker and Ronald J. Scioscia, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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
                      SIGNATURE                                       TITLE                         DATE
- ------------------------------------------------------  ---------------------------------  ----------------------

                /s/ JOHN H. RADEMAKER                   Chief Executive Officer and
     -------------------------------------------          Director (Principal Executive      September 19, 1996
                  John H. Rademaker                       Officer)

                  /s/ ROGER A. DORF
     -------------------------------------------        President, Chief Operating           September 19, 1996
                    Roger A. Dorf                         Officer and Director

                                                        Vice President, Finance and
                /s/ RONALD J. SCIOSCIA                    Administration and Chief
     -------------------------------------------          Financial Officer (Principal       September 19, 1996
                  Ronald J. Scioscia                      Financial and Accounting
                                                          Officer)

                  /s/ GREGORIO REYES
     -------------------------------------------        Chairman of the Board of             September 19, 1996
                    Gregorio Reyes                        Directors

               /s/ DOUGLAS C. CARLISLE
     -------------------------------------------        Director                             September 19, 1996
                 Douglas C. Carlisle

             /s/ ROBERT J. FINOCCHIO, JR.
     -------------------------------------------        Director                             September 19, 1996
               Robert J. Finocchio, Jr.

               /s/ CHARLES A. HAGGERTY
     -------------------------------------------        Director                             September 19, 1996
                 Charles A. Haggerty

                /s/ WILLIAM J. O'MEARA
     -------------------------------------------        Director                             September 19, 1996
                  William J. O'Meara
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